UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

1 of 3

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2021, Ronald Closser notified Unico American Corporation (the “Company”) of his intent to leave from his position as interim Chief Executive Officer and President of the Company, effective February 10, 2021, upon the expiration of his Interim Employment Agreement, dated as of August 10, 2020. Mr. Closser will continue to serve as Chairman of the Board of Directors of the Company.

Michael Budnitsky, the Company’s current Treasurer, Chief Financial Officer and Secretary, was appointed, on an interim basis, as Chief Executive Officer and President of the Company, effective February 11, 2021, while the Company conducts a search for a new permanent chief executive officer and president. Mr. Budnitsky will continue serving as Treasurer, Chief Financial Officer and Secretary during this period. The information with respect to Mr. Budnitsky’s background as required by Items 401(b), (d), and (e) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), and his compensation arrangements are set forth in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2020, and such information is hereby incorporated by reference herein. There are no transactions in which Mr. Budnitsky has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.

Item 8.01. Other Events.

On February 5, 2021, AM Best Company (“AM Best”) revised the outlooks to negative from stable and affirmed the Financial Strength Rating of B++ (Good) and the Long-Term Issuer Credit Rating (“Long-Term ICR”) of “bbb” of Crusader Insurance Company (“Crusader”). Additionally, AM Best has revised the outlook to negative from stable and affirmed the Long-Term ICR of “bb” of the Company. Crusader is a wholly owned subsidiary of the Company.

The negative outlooks capture AM Best’s concerns with Crusader’s declining underwriting performance, the company’s overall capitalization and the execution risk associated with implementing strategic operating changes to address these conditions.

The Long-Term ICRs reflect Crusader’s balance sheet strength, which AM Best categorizes as very strong, as well as its marginal operating performance, limited business profile and marginal enterprise risk management.

2 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: February 11, 2021    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Chief Executive Officer, President, Treasurer, Chief Financial Officer and Secretary

3 of 3